Exhibit 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Enrique Lores, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of HP Inc. for the fiscal year ended October 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of HP Inc.

December 10, 2020

/s/ ENRIQUE LORES
Enrique Lores President and Chief Executive Officer (Principal Executive Officer)

I, Marie Myers, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of HP Inc. for the fiscal year ended October 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of HP Inc.

December 10, 2020

/s/ MARIE MYERS
Marie Myers Acting Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to HP Inc. and will be retained by HP Inc. and furnished to the Securities and Exchange Commission or its staff upon request.